COMMUNITY CAPITAL TRUST

CCM Community Impact Bond Fund (the “Fund”)

CRA Shares (CRAIX)

Institutional Shares (CRANX)

Retail Shares (CRATX)

Supplement dated December 16, 2025 to the

Statement of Additional Information (“SAI”) dated October 1, 2025

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

The Board of Trustees of the Trust (the “Board”) approved an expansion of the Board from six to seven members. In connection with the expansion of the Board, Mr. Stephen Cross has been elected to serve as a new Independent Trustee of the Trust. In addition, the Board approved revisions to the compensation received by Independent Trustees as described in the supplemental information below.

Accordingly, effective immediately, the SAI is hereby supplemented and revised as follows:

A.	The following is added to the Independent Trustees and Officers tables in the “TRUSTEES AND OFFICERS” section beginning on page 20 of the SAI:

Name, Address and Age	Position(s) Held with the Trust[1]	Served in Position Since[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee During Past 5 Years[4]
INDEPENDENT TRUSTEES
Stephen Cross Age: 73	Trustee	11/6/25	Senior Advisor, Alvarez and Marsal, Financial Services Advisory Practice, 2016 to present.	1	None

B.	The section titled “Trustee Experience, Qualifications, Attributes and/or Skills” beginning on page 23 of the SAI is hereby deleted and replaced with the following:

The information above includes each Trustee’s principal occupations during the last five years. Each Trustee possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Trustee. The cumulative background of each Trustee led to the conclusion that each Trustee should serve as a Trustee for the Trust. Mr. Taylor, an attorney, brings to the Board over 30 years of senior executive-level management experience in the community development sector and has served on the boards of many government and non-profit entities. Mr. Riehl has demonstrated leadership and management abilities as evidenced in his senior executive positions in the banking and consulting industries. Mr. Henderson has been an executive in various aspects of the financial planning and community development areas and also has served on the boards of many non-profit entities. Mr. Lehrman has been a government counsel, and senior executive and board member in the banking and utilities industries, and for corporations and non-profits. His voluntary service has included the fields of community development and affordable housing, education, cultural groups, foundations, health and human services, and professional societies. Ms. Saez has demonstrated leadership and management abilities as evidenced by her experience in leading and operating government housing agencies and serving on non-profit boards. Mr. Dickerson brings over 29 years of senior executive-level management experience to the Board and also serves on the boards of the National Community Reinvestment Coalition, the Lawson State Community College Foundation, Talladega (Alabama) College, the Fair Housing Center of Northern Alabama and the Birmingham Business Alliance, among others. Mr. Cross has a PhD in Economics from the University of Virginia. He has taught economics and conducted economic research and analysis for the Office of the Comptroller of the Currency. Beginning in 1991, he served as the Deputy Comptroller of the Currency for Compliance Management. In that role, he served as a principal staff drafter of revisions to the inter-agency CRA regulations, which were adopted by the federal bank regulatory agencies in 1995 and remain largely in effect today. Subsequently, Mr. Cross served as the Director for Compliance and Consumer Affairs at the Federal Deposit Insurance Company and as the director for Federal Home Loan Bank Supervision at the Federal Housing Finance Board and the Federal Housing Finance Agency. Since retiring from federal service in 2013, Mr. Cross has advised depository institutions on regulatory matters – principally fair lending and CRA – for Wolters Kluwer Financial Services and Alvarez and Marsal.

The table below sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2024.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Heinz Riehl	None	None
John E. Taylor	$1-$10,000	$1-$10,000
Irvin M. Henderson	$1-$10,000	$1-$10,000
Robert O. Lehrman	$50,001-$100,000	$50,001-$100,000
Mirian Saez	$1-$10,000	$1-$10,000
Robert Dickerson	None	None
Stephen Cross[1]	None	None

*	As of December 31, 2024, the Trust’s Family of Investment Companies consisted of the Fund.
[1]	Effective November 6, 2025, Mr. Cross was appointed as an Independent Trustee of the Board of Trustees of the Trust.

Effective November 6, 2025, each Trustee receives a $65,000 retainer, and $4,000 for each board meeting attended, whether participation is in person or by telephone. The annual Board Chair fee is $15,000, and the annual Audit Committee Chair and financial expert fee is $1,000 for each Audit Committee Co-Chair.

Prior to November 6, 2025, each Trustee received a $52,000 retainer, and $4,000 for each board meeting attended, whether participation was in person or by telephone. The annual Board Chair fee was $28,000, the annual Audit Committee Chair and financial expert fee was $14,000 for each Audit Committee Co-Chair and the annual fee for other Committee Chairs was $13,000.

Faegre Drinker Biddle & Reath LLP, of which Mr. Williams is a partner, receives legal fees as counsel to the Trust. Alyssa D. Greenspan, an employee of the Advisor, does not receive compensation from the Trust for acting as President of the Trust. Jessica Botelho, an employee of the Advisor, does not receive compensation from the Trust for acting as Vice President of the Trust. Mr. Malone receives $120,000 in compensation for acting as Treasurer of the Trust. Little Consulting Group, Inc. receives fees from the Trust in connection with compliance services, including services provided by the Chief Compliance Officer. For the fiscal year ended May 31, 2025, Little Consulting Group, Inc. was paid $161,864 for such services. As of August 31, 2025, the Trustees and Officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Trust.

The table below sets forth the compensation that the Independent Trustees of the Trust received for the fiscal year ended May 31, 2025. Interested Trustees receive no compensation. Currently, all Trustees of the Trust are Independent Trustees.

Name of Person/Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as part of Trust Expenses	Total Compensation From Fund Complex (including the Fund)[1]
Heinz Riehl Trustee	$89,000	$0	$89,000
John E. Taylor Trustee	$104,000	$0	$104,000
Irvin M. Henderson Trustee	$90,000	$0	$90,000
Robert O. Lehrman Trustee	$89,000	$0	$89,000
Mirian Saez Trustee	$90,000	$0	$90,000
Robert Dickerson Trustee	$89,000	$0	$89,000
Stephen Cross Trustee[2]	-	$0	-

[1]	As of the date hereof, the “Fund Complex” consists of the Fund.
[2]	Mr. Cross received no compensation during the fiscal year ended May 31, 2025, as he was not yet a Trustee.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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